UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2010
NYMAGIC, INC.
(Exact name of registrant as specified in its charter)

New York	1-11238	13-3534162

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 Third Avenue, New York, New York	10022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 551-0600
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On July 15, 2010, NYMAGIC, INC. (“NYMAGIC”) issued a press release announcing that it had entered into an Agreement and Plan of Merger with ProSight Specialty Insurance Holdings, Inc. (“ProSight”) relating to the acquisition of NYMAGIC by ProSight and the other matters described therein. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Information
This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include all statements other than those made solely with respect to historical fact. Examples of forward-looking statements in this communication include references to our announced transaction with ProSight. Forward-looking statements are only predictions and are not guarantees of performance. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to (1) the occurrence of any event, change or other circumstance that could cause the transaction to not be consummated and (2) other factors described in NYMAGIC’s filings with the Securities and Exchange Commission (“SEC”), including its reports on Forms 10-K, 10-Q and 8-K. NYMAGIC undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future results or otherwise.

Additional Information About This Transaction
In connection with the proposed transaction, NYMAGIC will file with, or furnish to, the SEC all relevant materials, including a proxy statement on Schedule 14A. NYMAGIC SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHEN IT BECOMES AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to shareholders of NYMAGIC. The documents filed by NYMAGIC will also be available, free of charge, from the SEC’s website, www.sec.gov, or from NYMAGIC’s website, www.nymagic.com. In addition, NYMAGIC shareholders will be able to obtain free copies of the documents filed with the SEC by directing a request to Corporate Secretary, NYMAGIC, INC. 919 Third Avenue, 10th Floor, New York, NY 10022. Tel. 212.551.0600. e-mail corporatesecretary@nymagic.com.

NYMAGIC and its directors and executive officers and certain other members of its management may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. YOU CAN FIND INFORMATION REGARDING THESE DIRECTORS AND EXECUTIVE OFFICERS IN NYMAGIC’S DEFINITIVE PROXY STATEMENT FOR ITS 2010 ANNUAL MEETING OF SHAREHOLDERS, WHICH WAS FILED WITH THE SEC ON APRIL 5, 2010. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH POTENTIAL PARTICIPANTS WILL BE INCLUDED IN THE PROXY STATEMENT AND THE OTHER RELEVANT DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC WHEN THEY BECOME AVAILABLE.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by NYMAGIC, INC., dated July 15, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NYMAGIC, INC.
By:	/s/ Thomas J. Iacopelli
	Name:	Thomas J. Iacopelli
	Title:	Chief Financial Officer and Treasurer
Dated: July 15, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by NYMAGIC, INC., dated July 15, 2010.

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